Exhibit 99.3

               GOLDEN RIVER RESOURCES CORPORATION AND SUBSIDIARIES
                         (An Exploration Stage Company)
                       Proforma Consolidated Balance Sheet
                                 March 31, 2009


                                                     Golden River      Proforma           Total
                                                          A$000's    Adjustments        A$000's
                                                             2009        A$000's           2009
                                                 ----------------  ------------- --------------

ASSETS

Current Assets:
Cash                                                          33              -             33
Receivables                                                   16              -             16
                                                 ----------------------------------------------
Total Current Assets                                          49              -             49
                                                 ----------------------------------------------

Non Current Assets:
Deposit on Acquisition                                     1,171         (1,171)             -
Investment in Non-Consolidated Entity                          -          1,171          1,171
                                                 ----------------------------------------------
Total Non Current Assets                                   1,171              -          1,171
                                                 ----------------------------------------------

Total Assets                                               1,220              -          1,220
                                                 ==============================================

LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)

Current Liabilities
Accounts Payable and Accrued Expenses                        722              -            722
Short Term Advance - Affiliate                               332              -            332
                                                 ----------------------------------------------
Total Current Liabilities                                  1,054              -          1,054
                                                 ----------------------------------------------

Non Current Liabilities
Loan - Related Party                                         650              -            650
                                                 ----------------------------------------------
Total Non Current Liabilities                                650              -            650
                                                 ----------------------------------------------

Total Liabilities                                          1,704              -          1,704
                                                 ----------------------------------------------

Commitments and Contingencies
Stockholders' Equity:
Common stock: $.0001 par value
200,000,000 shares authorised,
126,714,130 shares issued                                     18              -             18
Additional Paid-in-Capital                                37,368              -         37,368
Less Treasury Stock, at Cost, 2,500 shares                   (20)             -            (20)
Other Comprehensive loss                                      (7)             -             (7)
Retained Deficit during exploration stage                (11,441)             -        (11,441)
Retained Deficit prior to exploration stage              (26,402)             -        (26,402)
                                                 ----------------------------------------------
Total Stockholders' Equity (Deficit)                        (484)             -           (484)
                                                 ----------------------------------------------

Total Liabilities and Stockholders' Equity
 (Deficit)                                                 1,220              -          1,220
                                                 ==============================================

See Notes to Unaudited Proforma Consolidated Financial Statements

               GOLDEN RIVER RESOURCES CORPORATION AND SUBSIDIARIES
                         (An Exploration Stage Company)
                 Proforma Consolidated Statements of Operations
    For the year ended June 30, 2008 and the nine months ended March 31, 2009

                                Golden River    Proforma         Total Golden River    Proforma        Total
                                     A$000's  Adjustments      A$000's     A$000's  Adjustments      A$000's
                                   June 2008      A$000's    June 2008  March 2009      A$000's   March 2009
                               ------------- ------------  ----------- ------------ -----------  -----------


Revenues                                  -            -            -           -            -            -
                               -----------------------------------------------------------------------------

Cost and expenses
Stock Based Compensation                388            -          388         166            -          166
Exploration Expenditure                 193            -          193         130            -          130
Loss on disposal of equipment             -            -            -           -            -            -
Interest Expense net                      7            -            7           1            -            1
Legal, Accounting and
 Professional                            78            -           78         270            -          270
Administrative                          474            -          474         119            -          119
                               -----------------------------------------------------------------------------

(Loss) from Operations               (1,140)           -       (1,140)       (686)           -         (686)
Foreign Currency Exchange Gain
 (Loss)                                  (5)           -           (5)        (56)           -          (56)
Other Income
Interest - net related entity             -            -            -           -            -            -
  - other                                 -            -            -           8            -            8
                               -----------------------------------------------------------------------------
(Loss) before Income Tax             (1,145)           -       (1,145)       (734)           -         (734)
Provision for Income Tax                  -            -            -           -            -            -
                               -----------------------------------------------------------------------------
                                     (1,145)           -       (1,145)       (734)           -         (734)
Loss from investee accounted
 for using the equity method              -       (3,127)      (3,127)          -       (7,640)      (7,640)
                               -----------------------------------------------------------------------------
Net (Loss)                           (1,145)      (3,127)      (4,272)       (734)      (7,640)      (8,374)
                               -----------------------------------------------------------------------------

Basic net (Loss) per Common
 Equivalent Shares              $     (0.03)           -  $     (0.12)  $   (0.01)           -  $     (0.11)
                               -----------------------------------------------------------------------------

Weighted Number of Common
 Equivalent
Shares Outstanding (000's)           36,714            -       36,714      77,995            -       77,995
                               -----------------------------------------------------------------------------

See Notes to Unaudited Proforma Consolidated Financial Statements

        NOTES TO THE UNAUDITED PROFORMA CONSOLIDATED FINANCIAL STATEMENTS
                      OF GOLDEN RIVER RESOURCES CORPORATION

1.       Basis of Proforma Presentation

         The unaudited proforma consolidated financial statements included herein have been prepared by Golden River Resources Corporation ("Golden River" or the "Company") pursuant to the rules and regulations of the Securities and Exchange Commission for the purpose of inclusion in Golden River's amended Form 8-K prepared in connection with the acquisition of shares in Acadian Mining Corporation ("Acadian").

         Certain information and certain disclosures normally included in financial statements prepared in accordance with US generally accepted accounting principles ("GAAP") have been condensed or omitted pursuant to such rules and regulations. However, the Company believes that the disclosures provided herein are adequate to make the information presented not misleading.

         The information concerning Golden River has been derived from the audited consolidated financial statements of Golden River as of and for the year ended June 30, 2008 and the unaudited consolidated financial statements of Golden River as of and for the nine month period ended March 31, 2009. The information concerning Acadian has been derived from the internally prepared financial statements of Acadian for the year ended December 31, 2008 and 2007 and the quarterly periods ended September 30, 2007, March 31, 2008, June 30, 2008, September 30, 2008
         and March 31, 2009.

         The unaudited proforma consolidated financial statements are provided for informational purposes only and do not purport to be indicative of the Company's financial position or results of operations, which would actually have been obtained had such transactions been completed as of the date or for the periods presented, or of the financial position or results of operations that may be obtained in the future.

2.       Proforma adjustments

         Proforma adjustments are made to reflect the following:

         I. The Company paid A$1,171,000 into the trust account of the attorneys for Acadian in March 2009. This amount represented the payment for the issue of common shares in Acadian such that the Company would hold a 19.89% interest. Acadian issued the shares to the Company in two closings in April 2009 and, following shareholder and Toronto Stock Exchange approval, in early June 2009. For the purpose of the proforma consolidated balance sheet, the amount of the deposit on acquisition of $1,171,000 has been reallocated to investment in non-consolidated entity; and

         II. In the proforma consolidated statement of operations, the Company has disclosed a loss from investee accounted for using the equity method of $3,127,000 for the year ended June 30, 2008 and $7,640,000 for the nine months ended March 31, 2009 being the Company's share of the equity accounted losses of Acadian for the year ended June 30, 2008 and the nine months ended March 31, 2009 as if the interest of 19.89% had been held for those periods of time.

3.       Proforma net loss per common share

         In the proforma consolidated statement of operations, the Company has disclosed the basic net (loss) per common equivalent share for the year ended June 30, 2008 and the nine months ended March 31, 2009 as a result of the adjustment for the loss from the investee accounted using the equity method.